                               POWER OF ATTORNEY

The undersigned, as a Section 16 reporting person of Hytek Microsystems, Inc.
hereby constitutes and appoints Philip S. Bushnell and Payne W. Bair, and each of them, the undersigned's true and lawful attorney-in-fact to:

1.   complete and execute Form 3, 4, and 5 and other forms and all amendments thereto as such attorney-in-fact shall in his or her discretion determine to be required or advisable pursuant to Section 16 of the Securities
     Exchange Act of 1934 (as amended) and the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the
     Company; and

2.   do all acts necessary in order to file such forms with the Securities and
     Exchange Commission, any securities exchange or national association, the
     Company and such other person or agency as the attorney-in-fact shall deem appropriate.

The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934 (as amended).

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Form 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the
Company and the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the 19/th/ day of December 2003.

                                          Signature: /s/ Charles S. Byrne
                                                    --------------------------

                                          Print Name: CHARLES S. BYRNE
                                                     -------------------------